EXHIBIT 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF KANSAS

IN RE:                         )
                               )
AFI MORTGAGE CORP.             )    Case No.  97-43122-11-JAP
                               )    Chapter 11
                Debtors        )
                               )
                               )
IN RE                          )
                               )
ADVANCED FINANCIAL, INC.       )    Case No. 98-41228-11-JAP
                               )    Chapter 11
                Debtors.       )
                               )

               ORDER APPROVING DEBTORS' FIRST AMENDED DISCLOSURE
          STATEMENT AND CONFIRMING DEBTORS' FIRST AMENDED JOINT PLAN
          ----------------------------------------------------------

      On the 30th day of September, 1998, came on for consolidated hearing the hearing on approval of the Debtors' First Amended Joint Disclosure Statement Dated July 29, 1998, (Amended Disclosure Statement) and Confirmation of the Debtors' First Amended Joint Plan of Reorganization Dated July 29, 1998, (the "Amended Plan"). The Debtors appeared through their representative, William B. Morris, and through their counsel, Thomas M. Mullinix and Joanne B. Stutz of EVANS & MULLINIX, P.A. Other appearances were as follows: Tom O'Neal of SHUGHART THOMSON & KILROY, counsel for FMIC; Tom Carew of HILLIX, BREWER, HOFFHAUS, WHITTAKER & WRIGHT, L.L.C., special counsel for the Debtors; Ronald S. Weiss of BERMAN, DELEVE, KUCHAN & CHAPMAN, L.C., counsel for Commercial Federal Bank; and Tonya Wilson, Assistant US Attorney, counsel for the Internal Revenue Service.

      After hearing the statements of counsel and William B. Morris and Charles Holtgraves, witnesses for the Debtors, and reviewing the file and the Summary of Ballots submitted by Debtors' counsel, the Court finds and it is hereby Ordered as follows:

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     1. The Amended Disclosure  Statement and Amended Plan were duly transmitted to creditors, parties in interest and equity security holders.

     2. The court has fully considered the Amended Disclosure Statement and notes that no objections were filed. Therefore, the Disclosure Statement is found to contain adequate information as required pursuant to Title 11, U.S.C. ss. 1125, The Bankruptcy Code.

     Accordingly,  IT IS ORDERED that the Disclosure Statement is approved.

     1. The Amended Plan was duly transmitted to creditors, parties in interest and equity security holders along with a copy of the First Amended Disclosure Statement Dated July 29, 1998.

     2. The Amended Plan has been accepted in writing by at least one impaired Class of Creditors and equity security holders whose acceptance is required by law.

     3. The provisions of Chapter 11 of the Bankruptcy Code have been complied with and the Amended Plan has been proposed in good faith and not by any means forbidden by law.

     4. Each holder of a Claim or interest accepting the Amended Plan will receive or retain under the Amended Plan property of a value, as of the effective date of the Amended Plan, that is not less than the amount that such holder would receive or retain if the Debtors were liquidated under Chapter 7 of the Code on such date.

     5. All payments made or promised by the Debtors or by any person issuing securities, if applicable, or acquiring property under the Amended Plan or by any other person for services or for costs and expenses in, or in connection with, the Amended Plan and incident to the case, have been fully disclosed to the Court and are reasonable or, if to be fixed after Confirmation of the Amended Plan, will be subject to the approval of the Court.

     6. The identity, qualifications, and affiliations of the persons who are to be directors or officers, or voting trustees, if any, of the Debtors after Confirmation of the Amended Plan have been fully disclosed and the appointment of such persons to such offices, or their continuance therein, is equitable, and consistent with the interests of the Creditors and equity security holders and with public policy.

     7. The identity of any insider that will be employed or retained by the Debtors and his compensation have been fully disclosed.

     8. All payments made or promised by the Debtors in connection with the Amended Plan have been fully disclosed to the Court and are reasonable.

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     9. One  objection to  Confirmation  of the Amended Plan has been filed with the Court by Commercial Federal Bank (CFB). That objection has been resolved through modification of the Amended Plan as follows:

     a. Paragraphs 4.5 and 4.11 of the Amended Plan shall be modified to reflect the following revision:

                The Board of Directors of the Reorganized Advanced shall have the right, at any time after the bid price of the common stock is at least 130% of the exercise price and remains at such price for a period of twenty (20) consecutive trading days, to call any or all of such Warrants for redemption at a par value price of $.001 per warrant upon thirty (30) days' written notice to the warrantholders, provided that the bid price is at least 130% of the exercise price on the call date.

     b. A member of the Unsecured Creditors' Committee may, at the Committee's option, sit on the interim Board of Directors.

     c. The Unsecured Creditors' Committee shall continue in existence after Confirmation during the performance of the Plan with the same rights and powers as provided in 11 U.S.C.ss. 1103. The committee shall have the right to receive financial information relevant to the performance of the Plan and shall have standing to bring whatever actions are necessary and consistent with this Order and the Bankruptcy Code to enforce the rights of the Unsecured Creditors' Class.

     d. By the Effective Date the Debtors shall provide the Committee with written opinions from tax counsel addressing the Committee's inquiries regarding the repurchase terms of the stock warrants.

     10. The Amended Plan shall be further amended as follows:

     a. Section 5.2(a) shall be amended to reflect that the Debtors, as soon as practicable after the Effective Date, shall consummate the FMIC transaction and the sale of the building to FMIC. The Debtors anticipate that distribution of the sale proceeds to Class 5, 10 and 11 Creditors shall occur by January 31, 1999.

     b. Article IV(A)(d) shall be amended to provide that: (a) the stock interests in Advanced shall be cancelled and of no further force and effect on the

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          date the FMIC Transaction is consummated, effective immediately prior such consummation, (b) the distribution of common stock of Reorganized Advanced to holders of stock interests in Advanced may be made without requiring such holders to turn in their original stock certificates evidencing such interests; (c) the holders of stock interests in Advanced entitled to receive such distribution shall be the holders of record of stock interests in Advanced on the record date for such distribution; and (d) the original stock certificates representing stock interests in Advanced shall be void and of no further force and effect as of the time the stock interests are cancelled under the Amended Plan.

     c. Section 5.5 shall be amended to reflect that the record date for the purpose of determining the holders of stock interests in Advanced entitled to receive common stock of Reorganized Advanced shall be the date on which the FMIC Transaction is consummated at the time immediately prior to the time at which such stock interests are cancelled under the Amended Plan.

     11. In order to (a) implement the amendment to the Certificate of Incorporation of Reorganized Advanced set forth in Section 5.2(c) of the Amended Plan and (b) to include in the Certificate of Incorporation of Reorganized Advanced the provision required to be included therein by Title 11, U.S.C.
Section 1123, The Bankruptcy Code; the amendments to the Certificate of Incorporation of Reorganized Advanced set forth in Exhibit A attached hereto are hereby approved. The officers of Advanced are authorized to execute and to make all filings on behalf of Advanced with the Delaware Secretary of State which are necessary to cause such amendments to become effective under Delaware law in accordance with the Amended Plan.

     12. The Unsecured Creditors' Committee was provided an opportunity, until October 15, 1998, to review the sale of AFI's office building to FMIC and to determine if the Committee desired to market the property. The Committee having decided not to market the property, the Court finds that the sale of the AFI office building to FMIC shall proceed as provided for in the Amended Plan.

     13. The Court finds after hearing on notice pursuant to Fed. R. Bankr. P. 3019 that the proposed treatment set forth herein does not adversely change the treatment of the Claim of any

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Creditor or the interest of any equity  security  holder who has not accepted in writing the modifications and that such treatment shall be deemed accepted by all Creditors and equity security holders who have not accepted the Amended Plan.

     14. Confirmation of the Amended Plan is not likely to be followed by the liquidation or the need for further financial reorganization of the Debtors under the Amended Plan.

     15. The Amended Plan is feasible.

     16. All fees due or payable pursuant to 28 U.S.C ss. 1930 have been paid or will paid out of the bankruptcy Estates when appropriate.

     17. Other than as provided in the Amended Plan, the Debtors are released from any liability debts arising before the date of this Order Confirming
Debtors' First Amended Joint Plan and any debt of a kind specified in ss. 502(g), ss. 502(h), or of ss. 502(i) of Title 11, whether or not a proof of Claim based on the debt is filed or deemed filed under ss. 501; such a Claim is allowed under ss. 502; or the holder of such Claim has accepted the Amended Plan.

     18. Any judgment heretofore or hereafter obtained in any court other than this Court is null and void as a determination of the liability of the Debtors with respect to any Claims arising prior to entry of this Order.

     19. All Creditors are enjoined from instituting or continuing any action or employing any process or engaging in any act to collect such debts as liabilities of the Debtors.

     20. The Disclosure Statement shall be deemed incorporated into and a part of the Amended Plan.

     21. The First Amended Joint Plan of Reorganization Dated July 29, 1998, should be and hereby is confirmed.

      IT IS SO ORDERED.

                                    /s/ James A. Pusateri
                                    --------------------------------
                                    Hon. James A. Pusateri
                                    United States Bankruptcy Judge


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


APPROVED BY:

EVANS & MULLINIX, P.A.


/s/ Joanne B. Stutz
-------------------------------------
Joanne B. Stutz, Ks #12365; Mo #30810
15301 W. 87th Street Parkway, Suite 220
Lenexa, Ks  66219-1428
(913) 541-1200; (913) 541-1010 (FAX)
ATTORNEYS FOR AFI MORTGAGE CORP &
ADVANCED FINANCIAL, INC.





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


                                    EXHIBIT A

                                       TO

                ORDER APPROVING DEBTORS' FIRST AMENDED DISCLOSURE
           STATEMENT AND CONFIRMING DEBTORS' FIRST AMENDED JOINT PLAN
           ----------------------------------------------------------


      The Certificate of Incorporation of Advanced Financial, Inc., a Delaware corporation, shall be amended as follows:

      (1) By deleting the first sentence of Article IV of the Certificate of Incorporation as the same now appears and substituting therefor the following:

           The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is Eleven Million (11,000,000) shares, which are divided into two classes as follows:

                Ten Million (10,000,000) shares of Common Stock, $0.001 par value per share ("Common Stock"), and

                One Million (1,000,000) shares of Preferred Stock, $0.005 par value per share ("Preferred Stock").

      (2) By adding at the end of Article IV of the Certificate of Incorporation the following:

           Nonvoting Equity Securities
           ---------------------------

                Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the Corporation will not issue nonvoting equity securities to the extent prohibited by Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"); provided, however, that this paragraph: (a) will have no further force and effect beyond that required under the Bankruptcy Code, (b) will have such force and effect, if any, only for so long as the prohibitions imposed by the Bankruptcy Code are in effect and applicable to the Corporation, and (c) in all events may be amended or eliminated in accordance with applicable law from time to time in effect.


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